SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549



                                     FORM 8-K

                                  CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported):  September 19, 1997


                                LOEWS CORPORATION

              (Exact name of registrant as specified in its charter)


          Delaware                   1-6541                13-264102

  (State of Incorporation)      (Commission File          (IRS Employer
                                     Number)             Identification
                                                             Number)

     667 Madison Avenue
     New York, New York                                    10021-8087

 (Address of Principal Executive Offices)                  (Zip Code)


Registrant's telephone number, including area code:  (212) 545-2000







         ITEM 5.   OTHER EVENTS.

              On September 19, 1997, the Registrant completed the sale of $1,150,000,000 principal amount of its 3 1/8% Exchangeable Subordinated Notes due September 15, 2007 (the "Notes"), including $150,000,000 principal amount of Notes to cover over-allotments. The Notes are exchangeable into shares of common stock, par value $.01 per share (the "Daimond Offshore Common Stock"), of Diamond Offshore Drilling, Inc. ("Diamond Offshore") from October 1, 1998 to September 15, 2007, subject to certain blackout rights of Diamond Offshore contained in the Amendment to the Registration Rights Agreement, dated as of September 16, 1997, between the Registrant and Diamond Offshore (the "Registration Rights Agreement Amendment"). The Notes have been issued pursuant to the terms, and subject to the conditions, contained in the Indenture, dated as of December 1, 1985, between the Registrant and The Chase Manhattan Bank (as successor by merger to Manufacturers Hanover Trust Company), as trustee (the "Trustee"), as supplemented by the First and Second Supplemental Indentures, each dated as of February 18,
         1997, between the Registrant and the Trustee, and as supplemented by the Third Supplemental Indenture, dated as of September 19, 1997, between the Registrant and the Trustee (the "Third Supplemental Indenture"). A copy of the Registration Rights Agreement Amendment, the Third Supplemental Indenture and the final Underwriting Agreement, dated as of September 16, 1997, between the Registrant and Goldman, Sachs & Co., as Representative of the Underwriters thereunder, are filed as exhibits hereto and are incorporated by reference herein.

              On September 23, 1997, the Registrant issued a press release announcing the completion of the sale of the Notes and stating that, at the time the sale of the Notes was consummated, the Registrant owned approximately 50.3% of the outstanding Diamond Offshore Common Stock. A copy of the press release is filed as an exhibit hereto and is incorporated by reference herein.

         ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

              (c) Exhibits. The following exhibits are filed as part of this report:

                       1.1 Underwriting Agreement, dated as of September 16, 1997, between the
                                  Registrant and Goldman, Sachs & Co.

                       4.1 Third Supplemental Indenture, dated as of September 19, 1997, between the Registrant and The Chase Manhattan Bank, as Trustee.

                       4.2        Amendment to Registration Rights
                                  Agreement, dated as of September 16,
                                  1997, between the Registrant and
                                  Diamond Offshore Drilling, Inc.

                       99.1       Press Release, dated September 23, 1997






                                  SIGNATURE

              Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Dated:  September 23, 1997


                                         LOEWS CORPORATION

                                         By: /s/ Peter W. Keegan
                                             --------------------------------
                                             Name:   Peter W. Keegan
                                             Title:  Senior Vice President and
                                                     Chief Financial Officer






                                    EXHIBIT LIST


 Exhibit
 Number                              Description

  1.1 Underwriting Agreement, dated as of September 16, 1997, between the Registrant and Goldman, Sachs & Co.

  4.1 Third Supplemental Indenture, dated as of September 19, 1997, between the Registrant and The Chase Manhattan Bank, as Trustee.

  4.2 Amendment to Registration Rights Agreement, dated as of September 16, 1997, between the Registrant and Diamond Offshore Drilling, Inc.

  99.1          Press Release, dated September 23, 1997